Exhibit 10.4

RESTATED AND AMENDED
PROMISSORY NOTE
OF
FIVE STAR GROUP, INC.
PAYABLE TO THE ORDER OF
BANK OF AMERICA, N.A.

Amount of Note: $35,000,000	Interest Rate:	Set forth below

	Dated:	June 26, 2008

	Maturity Date:	June 30, 2011, unless sooner accelerated or terminated as provided below

1.           GENERAL PROMISE TO PAY:   FIVE STAR GROUP, INC., a corporation organized and existing under the laws of the State of Delaware with its principal place of business at 903 Murray Road, East Hanover, Morris County, New Jersey 07936 with its mailing address at 903 Murray Road, P.O. Box 357, East Hanover, Morris County, New Jersey 07936 (being hereinafter referred to as “BORROWER”) hereby promises to pay to the order of BANK OF AMERICA, N.A. (hereinafter called “LENDER”) the principal sum of THIRTY-FIVE MILLION AND NO/100 DOLLARS ($35,000,000), or, if any lesser sum is outstanding hereunder, the aggregate unpaid principal amount of all advances, re-advances, loans and re-loans made by LENDER to BORROWER hereunder, such payment to be made in lawful money of the United States, together with interest as hereinafter provided.

2.           NOTE AND RECORDS OF LENDER TO EVIDENCE LOAN:

(a)           This Note is BORROWER’s “master” Revolving Note described in that certain Restated and Amended Loan and Security Agreement by and between LENDER and BORROWER and dated even date herewith, such certain Restated and Amended Loan and Security Agreement and all extensions, modifications (including without limitation modifications increasing or decreasing the amount of the Revolving Loan described below and/or any other financial accommodation provided thereunder), refinancings, renewals, substitutions, replacements and/or redatings thereof being hereinafter called the “Loan Agreement” in this Note.

(b)           This Note restates, replaces and substitutes for the $35,000,000 “master” Revolving Note executed by BORROWER in favor of LENDER (then known as Fleet Capital Corporation) and dated as of June 1, 2005.  This Note evidences the Revolving Loan described and defined in the Loan Agreement.

(c)           It is BORROWER’s intention that, in addition to this Note, the borrowing and the indebtedness owed by BORROWER to LENDER under the Revolving Loan shall be evidenced by LENDER’s records described below.

(d)           (1)           As it relates to LENDER’s aforementioned records, BORROWER hereby authorizes LENDER to record on LENDER’s records all advances made by LENDER to BORROWER under this Note and all interest and other amounts due hereon and all payments made on account of principal and/or interest and/or such other amounts.  The aggregate unpaid principal and/or interest and/or other amounts entered and shown on LENDER’s records shall further evidence the principal and/or interest and/or other amounts owing and unpaid on the Revolving Loan. LENDER may from time to time render, or cause LENDER to render, a statement of the aforementioned records. If BORROWER fails to object to any such statement within sixty (60) days after it is received by BORROWER, such statement shall be deemed to be an account stated and binding upon BORROWER, provided, however, that nothing in the foregoing shall prevent LENDER or BORROWER from correcting manifest errors in such statements.

(2)           Notwithstanding the foregoing, the following shall apply:

(A)
Any failure by LENDER to enter on its records the date and amount of any advance or interest or other amount due on this Note or any failure by LENDER to render any such statement shall not, however, limit or otherwise affect the obligations of BORROWER under the Loan Agreement or under this Note to repay the principal amount of the advances, re-advances, borrowings and re-borrowings made by LENDER to BORROWER under the Revolving Loan and this Note, together with all interest accruing and other amounts due thereon.

(B)
The failure by LENDER to enter on its records the date and amount of any payment made by BORROWER shall not, however, limit or otherwise affect the right of BORROWER under the Revolving Loan or this Note to demonstrate its payment of any Advance or any interest accruing and other amounts due thereon.

3.           LIMITATION ON OUTSTANDING BORROWINGS:  Notwithstanding the face amount of this Note, the total of all outstanding borrowings under this Note shall not at any one time exceed the Lending Formula set forth in the Loan Agreement.

4.           PROCEDURE FOR ADVANCES AND DISBURSEMENTS:  All requests by BORROWER for an advance under this Note and all disbursements made by LENDER under this Note shall be made pursuant to the terms of the Loan Agreement.

5.           RIGHT TO RECEIVE ADVANCES:  BORROWER may receive advances under this Note to the extent allowed by the Loan Agreement.

6.           REPAYMENT OF PRINCIPAL:  The principal due under this Note shall be paid in full on June 30, 2011, or in all cases sooner at the times and in the manner set forth in the Loan Agreement.

7.           PAYMENT OF INTEREST ON THE REVOLVING LOAN:  The interest payable under this Note shall be calculated and paid at the times and in the manner set forth in the Loan Agreement.

8.           INDEMNIFICATION RELATING TO LIBOR OPTION:

(a)           BORROWER agrees to indemnify LENDER against any loss or expense which LENDER may sustain or incur as a consequence of (1) any failure by BORROWER to borrow all or any portion of any Principal Balance (relating to Advances Outstanding under the Revolving Loan as to which BORROWER has elected to have interest determined or to be determined, as applicable, at a LIBOR Based Rate and as more fully defined above) or (2) the receipt or recovery by LENDER of all or any part of any Principal Balance prior to the maturity thereof whether by voluntary or involuntary prepayment, acceleration or otherwise.  Capitalized terms used in this Paragraph shall have the meaning given those terms in the Loan Agreement.

(b)           The aforementioned indemnification will be governed in the manner and in the amounts set forth in the Loan Agreement.

(c)           In addition, nothing in the foregoing shall limit BORROWER’s liability under any Master Agreement described in the Loan Agreement.

9.           AUTHORIZATION TO CHARGE ACCOUNT: Although LENDER may bill BORROWER monthly for accrued monthly interest and other amounts (including principal) due under this Note and the Revolving Loan, it is understood that LENDER will, and BORROWER hereby authorizes LENDER to, charge as of each due date such interest and any other amounts (including principal)and effect payment by increasing the principal balance of the Revolving Loan as though an advance were taken by BORROWER against the Revolving Loan in the amount of any payment effected by LENDER.

10.           PREPAYMENT:  BORROWER may prepay the amounts due under this Note only as allowed by the Loan Agreement.

11.           LATE CHARGES:  BORROWER shall be liable for the payment of “late” charges in the amounts and as set forth in the Loan Agreement.

12.           AUTHORIZATION TO CHARGE ACCOUNT:  BORROWER hereby authorizes LENDER to charge and effect payment as of each due date of all interest and other amounts (including principal) due under this Note and the Revolving Loan in the manner set forth in the “Authorization to Charge” (as defined in the Loan Agreement).

13.           PLACE OF PAYMENT:  All payments made under this Note shall be made at LENDER’s offices as specified in the Loan Agreement or at any other location that the holder of this Note may designate by written notice to BORROWER given in accordance with the Loan Agreement.

14.           DEFINITIONS:  The definitions contained in the Loan Agreement are incorporated herein by reference.

15.           CONTINUING RIGHTS OF LENDER:  LENDER’s rights under this Note shall remain in full force and effect until all Liabilities (as defined in the Loan Agreement) are paid in full.

16.           HOLDER ENTITLED TO BENEFITS OF LOAN AGREEMENT:  The terms of the Loan Agreement are incorporated herein by reference and the holder of this Note is entitled to the benefits of the Loan Agreement.

17.           EVENTS OF DEFAULT:  The occurrence of any of the following shall be an event of default (an “Event of Default”) hereunder:

(a)	BORROWER’s failure to pay any principal or interest when due under this Note;

(b)	BORROWER’s failure to perform any obligation due under this Note; and

(c)           the occurrence of any Event of Default under the Loan Agreement.

18.           REMEDIES:

(a)           Upon the occurrence of an Event of Default, LENDER may do any or all of the following:

(1)                      LENDER may declare the entire principal amount of this Note or the unpaid balance hereof, together with all accrued interest and all other lawful and proper charges and other sums due hereunder and under the Loan Agreement (including attorneys fees for collection and enforcement of LENDER's rights) immediately due and payable with interest thereafter at the Default Rate, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by BORROWER; and/or

(2)                      LENDER may exercise all other rights and remedies available to it at law or in equity.

(b)           The remedies of LENDER under this Note are in addition to all other remedies, statutory and otherwise, which are available to it under law or under the terms of the Loan Agreement and all other Loan Documents.

19.           WAIVER OF PRESENTMENT:  Presentment, demand, protest, notice of dishonor and any other notice of any kind are hereby expressly waived.

20.           NEW JERSEY LAW GOVERNS:  This Note shall be governed in accordance with the laws of the State of New Jersey.

21.           LOST NOTE:  Upon receipt of an affidavit of an officer of LENDER as to the loss, theft, destruction or mutilation of this Note, BORROWER will issue, in lieu thereof, a replacement Note in the same principal amount hereof and otherwise of like tenor.

22.           PLEDGE TO FEDERAL RESERVE:  LENDER may at any time pledge all or any portion of its rights under the aforementioned Loan Documents, including any portion of this Note, to any of the twelve Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341.  No such pledge or enforcement thereof shall release LENDER from its obligations under any of such Loan Documents.

23.           ASSIGNMENTS/PARTICIPATIONS:  Assignments and Participations of LENDER’s interest in this Note are allowed as set forth in the Loan Agreement.

24.           WAIVER OF JURY TRIAL:  BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ITS RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE, THE LOAN AGREEMENT AND ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR THEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF LENDER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THE LOAN AGREEMENT AND MAKE AND CONTINUE THE REVOLVING LOAN.

IN WITNESS WHEREOF, BORROWER has caused this Note to be signed by its duly authorized representatives on the date first above written.

ATTEST:	FIVE STAR GROUP, INC.

/s/ IRA SOBOTKO	By:	/s/ JOHN BELKNAP
Ira Sobotko, Secretary		John Belknap, Vice President